SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Variable Insurance Products Fund,

Variable Insurance Products Fund II,

Variable Insurance Products Fund III,

Variable Insurance Products Fund IV

(Name of Registrant as Specified In Its Charter)

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IMPORTANT

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

VARIABLE INSURANCE PRODUCTS FUND

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS FUND IV

Dear Shareholder:

A special meeting of shareholders of the Fidelity® funds mentioned above will be held on June 9, 2020. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s) or voting instruction form(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that these proposals are in the best interests of shareholders – the proposal to elect a Board of Trustees and the proposal to convert fundamental investment policies to non-fundamental for certain funds. They recommend that you vote for these proposals.

The following Q&A is provided to assist you in understanding the proposals. Both proposals are described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) or voting instruction form(s) enclosed in this package. Be sure to sign the card(s) or form(s) before mailing them in the postage-paid envelope.

If you have any questions before you vote, please call Fidelity at 1-877-208-0098. We’ll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

James C. Curvey

Chairman

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals:

1.	To elect a Board of Trustees.

2.	For shareholders of certain funds, to convert a fundamental investment policy to non-fundamental.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as representatives of the funds’ shareholders. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

2. For shareholders of certain funds, to convert a fundamental investment policy to non-fundamental.

Why am I being asked to convert a fundamental investment policy to non-fundamental?

When a policy is fundamental, it requires both board and shareholder approval to change. A non-fundamental policy can be changed by board vote alone.

When a policy can only be changed with shareholder approval, it is difficult and costly for a fund to update and revise its policy, if needed, when market conditions change. Converting to non-fundamental provides greater flexibility to react to market changes in a timely and cost-effective manner.

Will the change from fundamental to non-fundamental change how any of the funds are managed?

No, there are no plans to change the way any fund is currently managed.

The Board of Trustees has unanimously approved these proposals and recommends that you vote to approve them.

General Questions on the Proxy

Who is Computershare Limited?

Computershare Limited is a third party proxy vendor that had been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. The trust attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is April 13, 2020.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) or voting instruction form(s) and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-877-208-0098.

How do I sign the proxy card?

Individual Accounts:	Shareholders should sign exactly as their names appear on the account registration shown on the card or form.

Joint Accounts:	Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:	The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

1.9898173.100	VIPEQ-PXL-0320

Important Notice Regarding the Availability of

Proxy Materials for the

Shareholder Meeting to be held on June 9, 2020

The Letter to Shareholders, Notice of Meeting, and

Proxy Statement are available at www.proxy-direct.com/fidelity

VARIABLE INSURANCE PRODUCTS FUND

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS FUND IV

245 Summer Street, Boston, Massachusetts 02210

1-800-596-3222

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above trusts:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on June 9, 2020, at 8 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy.

The Board of Trustees has fixed the close of business on April 13, 2020, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

CYNTHIA LO BESSETTE

Secretary

April 13, 2020

Your vote is important – please vote your shares promptly.

Variable product owners, who have a voting interest in variable accounts holding shares of the trust, are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Variable product owners arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any variable product owner who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card or voting instruction form, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your voting interest may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot or voting instruction form at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

OR VOTING INSTRUCTION FORM

The following general rules for executing proxy cards or voting instruction forms may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card or voting instruction form properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card or voting instruction form.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy or voting instruction form. For example:

		REGISTRATION	VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

VARIABLE INSURANCE PRODUCTS FUND

VARIABLE INSURANCE PRODUCTS FUND II

VARIABLE INSURANCE PRODUCTS FUND III

VARIABLE INSURANCE PRODUCTS FUND IV

TO BE HELD ON JUNE 9, 2020

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on June 9, 2020 at 8 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts. Appendix A contains a list of the funds in each trust (the funds).

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page

1.	To elect a Board of Trustees.	All funds. See Appendix A for a list of funds in each trust.	5

2.	To convert a fundamental investment policy to a non-fundamental investment policy.	Funds listed in Appendix B.	11

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card or voting instruction form on or about April 13, 2020. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trusts.

Unless otherwise indicated in Appendix A, (i) the expenses in connection with preparing this Proxy Statement, its enclosures, and all solicitations and (ii) the expenses associated with reimbursing insurance companies and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares, will be borne by each fund.

For a fund whose management contract with Fidelity Management & Research Company LLC (FMR) obligates FMR to pay certain fund level expenses, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Appendix A lists each fund’s auditor. The principal business address of FMR, each fund’s investment adviser, is 245 Summer Street, Boston, Massachusetts 02210. Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are included in Appendix C. The principal business address of Fidelity Distributors Company LLC, each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

If the enclosed proxy or voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy or voting instruction form, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy or voting instruction form, it will be voted FOR the matters specified on the proxy or voting instruction form. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum. Most insurance company variable accounts will vote all of their shares in the same proportion as the voting instructions actually received from variable product owners. See page 3.

With respect to Proposal 1, one-third of each trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. With respect to Proposal 2, one-third of the impacted fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of February 29, 2020 are indicated in Appendix D.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix E.

Certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on April 13, 2020 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

Shares of the trust are currently sold only to life insurance companies. Each company holds its shares in a separate account (the Variable Account), which serves as the funding vehicle for its variable insurance products. In accordance with its view of present applicable law, each company will vote its shares held in its respective Variable Account at the Meeting in accordance with instructions received from persons having a voting interest in the Variable Account. Those persons who have a voting interest at the close of business on April 13, 2020, will be entitled to submit instructions to their company.

Fund shares held in a Variable Account for which no timely instructions are received will be voted by most companies in proportion to the voting instructions that are received with respect to all contracts participating in a Variable Account. This means that a small number of votes could determine the outcome.

Accordingly, if you wish to vote, you should complete the enclosed proxy card or voting instruction form as a participant in a Variable Account. All forms which are properly executed and received prior to the Meeting, and which are not revoked, will be voted as described above. If the enclosed voting instruction form is executed and returned, it may nevertheless be revoked at any time prior to the Meeting by written notification received by your company, by execution of a later-dated form received by your company, or by attending the Meeting and voting in person.

We intend to hold the Meeting in person as set forth in this Proxy Statement. However, we are actively monitoring the coronavirus (COVID-19); we are sensitive to the public health and travel concerns our shareholders may have and the protocols that federal, state, and local governments may impose. As a result, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the funds will post an announcement online at www.proxy-direct.com/fidelity and file the announcement on the Securities and Exchange Commission’s (“SEC”) EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the funds’ proxy materials. Although no decision has been made, the funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. Please monitor the website at www.proxy-direct.com/fidelity for updated information. If you are planning to attend the Meeting, please check the website one week prior to the Meeting date. As always, we encourage you to vote your shares prior to the Meeting.

For a free copy of each fund’s annual and/or semiannual reports, call Fidelity at 1-800-596-3222, visit Fidelity’s web site at institutional.fidelity.com, or write to Fidelity Distributors Company LLC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the applicable trust voted in person or by proxy at the Meeting. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 2, votes to ABSTAIN will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 1, votes to ABSTAIN will have no effect.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees of each trust. Pursuant to the provisions of the Trust Instrument of each trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy.

Appendix F shows the composition of the Board of Trustees of each trust and the length of service of each Trustee and member of the Advisory Board. Except for Bettina Doulton and Robert A. Lawrence, all nominees named below are currently Trustees or Advisory Board Members of the trusts and have served in that capacity continuously since originally elected or appointed. Certain nominees were previously elected by shareholders to serve as Trustees of certain trusts, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders of all trusts. With respect to the nominees not previously elected by shareholders of one or more trusts, the trusts’ Governance and Nominating Committee identified Donald F. Donahue, Garnett A. Smith, and Michael E. Wiley as candidates; a third-party search firm retained by the Independent Trustees identified Vicki L. Fuller, Patricia L. Kampling, and Susan Tomasky as candidates; and an executive officer of FMR identified Ms. Doulton and Mr. Lawrence as candidates. The Governance and Nominating Committee has recommended all Independent Trustee candidates.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. A nominee shall be elected immediately upon shareholder approval, except that for Variable Insurance Products Fund, the election of Ms. Doulton will be effective on or before January 1, 2021. For Variable Insurance Products Fund, the election of the nominees (excluding Ms. Doulton) will result in a board comprised of 14 Trustees, the maximum number permitted under the trust’s organizational documents. Accordingly, Ms. Doulton’s election will be effective once there is a vacancy on the board, which is currently expected to be January 1, 2021.

Except for Messrs. Lawrence and Wiley and Mses. Doulton, Fuller, Kampling, and Tomasky, each of the nominees currently oversees 301 Fidelity funds. Mr. Wiley currently oversees 199 Fidelity funds. If elected, each nominee will oversee 301 Fidelity funds upon effectiveness of their election with respect to all trusts.

James C. Curvey also currently serves as Trustee of each trust and Jonathan Chiel currently serves as trustee of Variable Insurance Products Fund. Mr. Chiel is not nominated for election by shareholders but will continue to serve as a Trustee of such trust following the election. Mr. Chiel currently oversees 172 Fidelity funds. Mr. Curvey recently announced his retirement from the Board and, as a result, is not standing for reelection.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2013-2018).

Robert A. Lawrence (1952)

Mr. Lawrence currently serves as Chairman of the Board of Trustees of the Strategic Advisers Funds (14 funds). Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

*	Determined to be an “Interested Nominee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.
+

The information includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Ms. Fuller also serves as Member of the Advisory Board of other Fidelity® funds. Previously, Ms. Fuller served as Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Ms. Kampling also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005) and Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes). Mr. Lacy currently serves as a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present), Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-Present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005) and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of the Board of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present) and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Ms. Tomasky also serves as Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Previously, Mr. Wiley served as Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley currently serves as a member of the Board of High Point Resources (exploration and production, 2005-present). Previously, Mr. Wiley served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018) and a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018).

+

The information includes the nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that the nominee should serve as a Trustee for each fund.

As of February 29, 2020, the Trustees and nominees for election as Trustee and the officers of the trusts and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.

During the period January 1, 2019 through February 29, 2020, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Each trust’s Board met eight times during the fiscal year ended December 31, 2019.

For more information about the current Trustees who are not nominees in this Proxy Statement, refer to the section entitled “Trustees, Advisory Board Members, and Officers of the Funds.” For information about the funds’ Board structure and risk oversight function, and current standing committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Funds’ Trustees.”

The dollar range of equity securities beneficially owned as of March 31, 2020 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee or Trustees is included in Appendix G.

Trustee compensation information for each fund covered by this Proxy Statement is included in Appendix H.

The Board of Trustees recommends

that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO CONVERT A FUNDAMENTAL INVESTMENT POLICY TO A NON-FUNDAMENTAL INVESTMENT POLICY

VIP Balanced Portfolio, VIP ContrafundSM Portfolio, VIP Disciplined Small Cap Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Emerging Markets Portfolio, VIP Equity-Income PortfolioSM, VIP Floating Rate High Income Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, VIP Growth Portfolio, VIP High Income Portfolio, VIP Index 500 Portfolio, VIP International Capital Appreciation Portfolio, VIP Mid Cap Portfolio, VIP Overseas Portfolio, VIP Value Portfolio, and VIP Value Strategies Portfolio

The investment policy for each fund set forth in Appendix I (Policy) is “fundamental,” meaning that it may only be changed by a vote of shareholders of the fund. Each such Policy sets forth the fund’s investment objective and, in certain cases, related policy language. The Board of Trustees recommends that shareholders approve the proposal to make each Policy non-fundamental.

Because each fund’s Policy can only be changed with shareholder approval, it can be difficult, expensive and time consuming for a fund to revise its Policy in response to changes in the market. If approved, this change will allow the Board of Trustees to change each fund’s Policy without the delay and expense of a shareholder vote. If in the future, if the Board of Trustees approves a change to a fund’s Policy, shareholders would receive notice of such change and the fund’s prospectus would be updated accordingly. If this proposal is approved, shareholders will not have the right to vote on any future change to a fund’s Policy. Converting each Policy to non-fundamental would bring the funds in line with industry practice as well as with the practices of certain other Fidelity funds and could potentially avoid entirely, or reduce, future proxy costs and provide greater flexibility for evolution over time. There is no present intention to change the way in which any fund is currently managed if the proposal is approved.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. If the conversion of the Policy from fundamental to non-fundamental is approved by a fund’s shareholders, the change will take effect in conjunction with the fund’s next annual prospectus revision. If Proposal 2 is not approved by a fund’s shareholders, the Policy will remain a fundamental policy for that fund.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

TRUSTEES, ADVISORY BOARD MEMBERS, AND

OFFICERS OF THE FUNDS

Appendix H shows the composition of the Board of Trustees of each trust and the Advisory Board Members, if any, of each trust. The officers of the funds include: Elizabeth Paige Baumann, Craig S. Brown, John J. Burke III, William C. Coffey, Timothy M. Cohen, Jonathan Davis, Laura M. Del Prato, Colm A. Hogan, Pamela R. Holding, Cynthia Lo Bessette, Chris Maher, Kenneth B. Robins, Stacie M. Smith, Marc L. Spector, and Jim Wegmann. Additional information about Messrs. Dirks, Donahue, Lacy, Lautenbach, Mauriello, Smith, Thomas, and Wiley and Mses. Fuller, Kampling, Small, and Tomasky can be found in Proposal 1. Additional information about Messrs. Chiel and Curvey, Peter S. Lynch, and the officers of the funds can be found in the following table.

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

*	Determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the trusts or various entities under common control with FMR.
+

The information includes the Trustee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee’s qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

The officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer and Mr. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer – Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE FUNDS’ TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Mr. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Messrs. Lautenbach and Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s high income and certain equity funds, and other Boards oversee Fidelity’s investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds’ Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the funds, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), the adviser’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity® funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has 11 standing committees. The members of each committee are Independent Trustees. Advisory Board Members may be invited to attend meetings of the committees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair and Mr. Thomas serving as Vice Chair. Mr. Wiley also serves as Vice Chair (for trusts for which he serves as trustee). The committee serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders and significant litigation. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended December 31, 2019, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of Messrs. Donahue (Chair), Dirks, Mauriello, and Thomas, and Ms. Small. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR’s Fair Value Committee. During the fiscal year ended December 31, 2019, the committee held five meetings.

The Board of Trustees has established two Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Messrs. Dirks, Donahue, Lacy, and Wiley (for trusts for which he serves as trustee)) and the Equity II Committee (composed of Messrs. Thomas (Chair), Lautenbach, Mauriello, and Smith). Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund’s investment results. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee’s review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group’s deliberations. During the fiscal year ended December 31, 2019, the Equity I Committee held seven meetings and the Equity II Committee held seven meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Thomas, and Wiley (for trusts for which he serves as trustee), and Ms. Small. Regarding shareholder services, the committee considers the structure and amount of the funds’ transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the funds by FMR and its affiliates, including pricing and bookkeeping services. The committee monitors and recommends policies concerning the securities transactions of the funds, including brokerage. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of fund shares. The committee also monitors brokerage and other similar relationships between the funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finder’s fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the funds, policies and procedures regarding frequent purchase of fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended December 31, 2019, the committee held six meetings.

The Audit Committee is composed of Messrs. Mauriello (Chair), Donahue, Lacy, and Wiley (for trusts for which he serves as trustee). All committee members must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee meets separately at least annually with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, and with the funds’ outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers, (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the funds. The committee is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chairs of other committees, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process, will discuss with FMR , the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ Treasurer, outside auditor, and internal audit personnel of FMR LLC and, as appropriate, legal counsel the results of audits of the funds’ financial statements. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended December 31, 2019, the committee held four meetings.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Dirks, Thomas, and Wiley (for trusts for which he serves as trustee). With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance, and other developments in mutual fund governance. The committee reports regularly to the Independent Trustees with respect to these activities. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and of each committee and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider Independent Trustee candidates to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with FMR, any sub-adviser, or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. A current copy of the Governance and Nominating Committee Charter is attached as Exhibit 1. During the fiscal year ended December 31, 2019, the committee held seven meetings.

The Compliance Committee is composed of Messrs. Lacy (Chair), Lautenbach, Mauriello, and Smith, and Ms. Small. The committee oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds’ compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that would otherwise be subject to periodic reporting or that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended December 31, 2019, the committee held five meetings.

The Proxy Committee is composed of Messrs. Smith (Chair), Dirks, and Thomas, and Ms. Small. The committee reviews the fund’s proxy voting policies, considers changes to the policies, and reviews the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between FMR and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund’s annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR’s recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. During the fiscal year ended December 31, 2019, the committee held three meetings.

The Research Committee is composed of Messrs. Lacy (Chair), Thomas, and Wiley (for trusts for which he serves as trustee), and Ms. Small. The Committee’s purpose is to assess the quality of the investment research available to FMR’s investment professionals. As such, the Committee reviews information pertaining to the sources of such research, the categories of research, the manner in which the funds bear the cost of research, and FMR’s internal research capabilities, including performance metrics, interactions between FMR portfolio managers and research analysts, and the professional quality of analysts in research careers. Where necessary, the Committee recommends actions with respect to various reports providing information on FMR’s research function. During the fiscal year ended December 31, 2019, the committee held seven meetings.

The Sector and ETF Committee is composed of Messrs. Wiley, Donahue, and Smith, with Mr. Wiley currently serving as the Chair. The committee assists the Board in acting independently of Fidelity by receiving and considering information related to Fidelity’s sector funds (Sector Funds) and exchange-traded funds (ETFs), and recommends any appropriate policy changes. The committee also considers the services provided to the Sector Funds and ETFs by third-parties and non-investment management services provided to the Sector Funds and ETFs by Fidelity and its affiliates as well as issues bearing on the various distribution channels employed by the Sector Funds and ETFs. In particular, the committee will: (i) receive information on sales and redemptions of shares of the ETFs via creation units; (ii) receive updates on any sub-advisers engaged to manage assets of the ETFs; (iii) receive information on index providers to the Sector Funds and ETFs; and (iv) consider issues bearing on the business platform of the Sector Funds. During the fiscal year ended December 31, 2019, the committee held two meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP (Deloitte), the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), has been selected as the independent registered public accounting firm for each fund, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms audit annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

Each trust’s Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix J presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix K presents fees billed by PwC and Deloitte Entities that were required to be approved by each trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix L presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trusts’ Audit Committee pursuant to the de minimis exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO INSURANCE COMPANIES

Please advise the trusts, in care of Client Services at 1-800-596-3222, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the variable contract owners of the respective shares.

EXHIBIT 1

EQUITY AND HIGH INCOME FUNDS

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

A. Background

The investment companies managed or administered by Fidelity Management & Research Company or its affiliates (collectively, “Fidelity”) comprising the Equity and High Income Funds of the Fidelity Funds are referred to as the “Funds”; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and other Trustees are referred to as the “Management Trustees.” The Board of Trustees, including at least a majority of the Independent Trustees, has adopted this Charter, which may from time to time be amended or supplemented by vote of the Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee. The Governance and Nominating Committee is referred to herein as the “Committee.”

B. Purposes of the Committee

The purposes of the Committee are as follows:

(1) To identify individuals qualified to serve as Independent Trustees.

(2) To advise the Board of Trustees with respect to Board composition, procedures and committees.

(3) To oversee periodic self-assessments of the Board of Trustees and committees of the Board of Directors.

(4) To monitor corporate governance matters and make recommendations in respect thereof to the Board of Trustees.

(5) To act as the administrative committee with respect to Board of Trustees policies and procedures, committee policies and procedures and codes of ethics as they relate to Independent Directors.

(6) To review and make recommendations to the Board of Directors in respect of Independent Director compensation.

C. Composition of the Committee

All members of the Committee will be Independent Trustees. The members and the Chair of the Committee will be determined annually by vote of the Independent Trustees, upon the recommendation of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. Advisory Board members, if any, may be invited to attend meetings of the Committee.

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D. Chair; Functions of the Chair

An Independent Trustee will act as Chair of the Committee (the “Chair”). The Chair will have the following responsibilities:

(1) The Chair will preside at all meetings of the Committee. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair will be responsible for reviewing and providing direction on meeting agendas.

(3) The Chair will coordinate with the chairs of other committees as appropriate.

(4) At meetings of the Operations Committee or the Board of Trustees the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

(6) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

E. Meetings and Procedures of the Committee

(1) The Committee will normally meet each time the full Board meets, or more frequently as called by the Chair. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust or other charter document of the applicable Fund, the Bylaws of such Fund and this Charter.

(3) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of members required for approval at a meeting consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the applicable Fund.

F. Particular Actions of the Committee

(1) Governance Functions

(a) Periodically review Board and Committee procedures and Committee Charters.

Ex-2

(b) Periodically review Independent Trustee compensation and recommend any changes deemed by the Committee to be appropriate.

(c) Make recommendations on the frequency and structure of Board of Trustees meetings.

(d) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(e) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Operations Committee and the Governance and Nominating Committee), with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(f) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(g) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(h) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(i) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(j) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(k) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(l) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

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(m) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will report regularly to the Independent Trustees with respect to these activities.

(n) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

(o) Oversee the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance. The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

(2) Nominating Functions

(a) Identification of Candidates

(i) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(ii) Periodically review the Independent Trustees’ Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(iii) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(iv) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. In accordance with the definition of “advisory board” in Section 2(a)(1) of the Investment Company Act of 1940, any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the

Ex-4

discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

(v) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

G. Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary. The Committee may call upon the Funds’ independent accountants (with the concurrence of the Audit Committee) or other third parties for such fact-finding and analysis as may be appropriate in light of the objectives of this Charter.

H. Self-Assessment; Amendment of Charter

The Committee shall, on an annual basis, assess its performance. The Committee shall address such matters as the Committee considers relevant to its performance. The Committee shall report to the Board on an annual basis the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to a Fund’s or the Board’s policies or procedures. This report may be oral or written. The Committee may from time to time recommend to the Board such amendments to this Charter as the Committee determines to be necessary or appropriate.

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APPENDIX A

List of trusts and funds and fund auditors.

TRUST/Fund	Auditor[1]

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income PortfolioSM	PwC

VIP Floating Rate High Income Portfolio	PwC

VIP Growth Portfolio	PwC

VIP High Income Portfolio	PwC

VIP Overseas Portfolio	PwC

VIP Value Portfolio	Deloitte

VARIABLE INSURANCE PRODUCTS FUND II

VIP ContrafundSM Portfolio	Deloitte

VIP Disciplined Small Cap Portfolio	Deloitte

VIP Emerging Markets Portfolio	Deloitte

VIP Extended Market Index Portfolio	Deloitte

VIP Index 500 Portfolio[2]	Deloitte

VIP International Capital Appreciation Portfolio	PwC

VIP International Index Portfolio	Deloitte

VIP Total Market Index Portfolio	Deloitte

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	Deloitte

VIP Dynamic Capital Appreciation Portfolio	Deloitte

VIP Growth & Income Portfolio	Deloitte

VIP Growth Opportunities Portfolio	Deloitte

VIP Mid Cap Portfolio	PwC

VIP Value Strategies Portfolio	Deloitte

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	PwC

VIP Consumer Discretionary Portfolio	PwC

VIP Consumer Staples Portfolio	PwC

VIP Energy Portfolio	PwC

VIP Financial Services Portfolio	PwC

VIP Health Care Portfolio	PwC

VIP Industrials Portfolio	PwC

VIP Materials Portfolio	PwC

VIP Real Estate Portfolio	PwC

VIP Technology Portfolio	PwC

VIP Utilities Portfolio	PwC

[1]	“PwC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.

[2]	Expenses in connection with preparing this proxy statement and all solicitations will be borne by FMR.

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APPENDIX B

Shareholders of each of the following funds will be voting on Proposal 2:

Fund

VIP Balanced Portfolio

VIP Contrafund Portfolio

VIP Disciplined Small Cap Portfolio

VIP Dynamic Capital Appreciation Portfolio

VIP Emerging Markets Portfolio

VIP Equity-Income Portfolio

VIP Floating Rate High Income Portfolio

VIP Growth & Income Portfolio

VIP Growth Opportunities Portfolio

VIP Growth Portfolio

VIP High Income Portfolio

VIP Index 500 Portfolio

VIP International Capital Appreciation Portfolio

VIP Mid Cap Portfolio

VIP Overseas Portfolio

VIP Value Portfolio

VIP Value Strategies Portfolio

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APPENDIX C

Each fund’s sub-adviser(s) and each sub-adviser’s principal business address are listed below.

TRUST/Fund	FMR UK1	FMR H.K.[2]	FMR Japan[3]	FIA[4]	FIJ[5]	FIA (UK)[6]	Geode[7]

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	X	X	X	–	–	–	–

VIP Floating Rate High Income Portfolio	X	X	X	–	–	–	–

VIP Growth Portfolio	X	X	X	–	–	–	–

VIP High Income Portfolio	X	X	X	–	–	–	–

VIP Overseas Portfolio	X	X	X	X	X	X	–

VIP Value Portfolio	X	X	X	–	–	–	–

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	X	X	X	–	–	–	–

VIP Disciplined Small Cap Portfolio	–	–	–	–	–	–	X

VIP Emerging Markets Portfolio	X	X	X	X	X	X	–

VIP Extended Market Index Portfolio	–	–	–	–	–	–	X

VIP Index 500 Portfolio	–	–	–	–	–	–	X

VIP International Capital Appreciation Portfolio	X	X	X	X	–	X	–

VIP International Index Portfolio	–	–	–	–	–	–	X

VIP Total Market Index Portfolio	–	–	–	–	–	–	X

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	X	X	X	–	–	–	–

VIP Dynamic Capital Appreciation Portfolio	X	X	X	–	–	–	–

VIP Growth & Income Portfolio	X	X	X	–	–	–	–

VIP Growth Opportunities Portfolio	X	X	X	–	–	–	–

VIP Mid Cap Portfolio	X	X	X	–	–	–	–

VIP Value Strategies Portfolio	X	X	X	–	–	–	–

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	X	X	X	–	–	–	–

VIP Consumer Discretionary Portfolio	X	X	X	–	–	–	–

VIP Consumer Staples Portfolio	X	X	X	–	–	–	–

VIP Energy Portfolio	X	X	X	–	–	–	–

VIP Financial Services Portfolio	X	X	X	–	–	–	–

VIP Health Care Portfolio	X	X	X	–	–	–	–

VIP Industrials Portfolio	X	X	X	–	–	–	–

VIP Materials Portfolio	X	X	X	–	–	–	–

VIP Real Estate Portfolio	X	X	X	–	–	–	–

VIP Technology Portfolio	X	X	X	–	–	–	–

VIP Utilities Portfolio	X	X	X	–	–	–	–

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[1]	The principal business address of FMR Investment Management (UK) Limited (FMR UK) is 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom.

[2]	The principal business address of Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) is Floor 19, 41 Connaught Road Central, Hong Kong.

[3]	The principal business address of Fidelity Management & Research (Japan) Limited (FMR Japan) is Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan.

[4]	The principal business address of FIL Investment Advisors (FIA) is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

[5]	The principal business address of FIL Investments (Japan) Limited (FIJ) is Tri-Seven Roppongi, 7-7-7 Roppongi, Minato-ku, Tokyo, Japan 106-0032.

[6]	The principal business address of FIL Investment Advisors (UK) Limited (FIA (UK)) is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.

[7]	The principal business address of Geode Capital Management, LLC (Geode) is 100 Summer Street, 12th Floor, Boston, Massachusetts 02110.

C-2

APPENDIX D

Information regarding the number of shares of each fund and class, as applicable, of each trust issued and outstanding is provided below.

TRUST/Fund	Number of Shares Outstanding as of February 29, 2020

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity Income Portfolio - Investor Class	19,797,701

VIP Equity-Income Portfolio - Initial Class	138,944,434

VIP Equity-Income Portfolio - Service Class	12,964,204

VIP Equity-Income Portfolio - Service Class 2	64,064,585

VIP Floating Rate High Income Portfolio - Initial Class	1,242,386

VIP Floating Rate High Income Portfolio - Investor Class	25,651,092

VIP Growth Portfolio - Initial Class	46,617,837

VIP Growth Portfolio - Investor Class	7,592,044

VIP Growth Portfolio - Service Class	10,099,499

VIP Growth Portfolio - Service Class 2	16,339,819

VIP High Income Portfolio - Service Class 2	32,198,346

VIP High Income Portfolio - Initial Class	59,767,132

VIP High Income Portfolio - Investor Class	85,224,441

VIP High Income Portfolio - Service Class	11,087,868

VIP Overseas Portfolio - Initial Class	36,181,705

VIP Overseas Portfolio - Investor Class	18,201,187

VIP Overseas Portfolio - Service Class	5,905,833

VIP Overseas Portfolio - Service Class 2	14,419,668

VIP Value Portfolio - Initial Class	7,884,087

VIP Value Portfolio - Investor Class	12,886,496

VIP Value Portfolio - Service Class	17,620

VIP Value Portfolio - Service Class 2	631,582

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio - Initial Class	182,271,573

VIP Contrafund Portfolio - Investor Class	46,342,856

VIP Contrafund Portfolio - Service Class	39,706,497

VIP Contrafund Portfolio - Service Class 2	219,045,252

VIP Disciplined Small Cap Portfolio - Initial Class	1,547,062

VIP Disciplined Small Cap Portfolio - Investor Class	15,644,948

VIP Disciplined Small Cap Portfolio - Service Class	14,728

VIP Disciplined Small Cap Portfolio - Service Class 2	648,802

VIP Emerging Markets Portfolio - Initial Class	24,537,882

VIP Emerging Markets Portfolio - Investor Class	18,407,611

VIP Emerging Markets Portfolio - Service Class	3,217,643

VIP Emerging Markets Portfolio - Service Class 2	4,458,371

TRUST/Fund	Number of Shares Outstanding as of February 29, 2020

VIP Extended Market Index Portfolio - Initial Class	7,028,835

VIP Extended Market Index Portfolio - Service Class	262,050

VIP Extended Market Index Portfolio - Service Class 2	113,245

VIP Index 500 Portfolio - Initial Class	22,575,540

VIP Index 500 Portfolio - Service Class	370,398

VIP Index 500 Portfolio - Service Class 2	5,862,756

VIP International Capital Appreciation Portfolio - Initial Class	17,674,264

VIP International Capital Appreciation Portfolio - Investor Class	17,009,119

VIP International Capital Appreciation Portfolio - Service Class	37,252

VIP International Capital Appreciation Portfolio - Service Class 2	1,314,069

VIP International Index Portfolio - Service Class	476,276

VIP International Index Portfolio - Initial Class	12,898,277

VIP International Index Portfolio - Service Class 2	734,437

VIP Total Market Index Portfolio - Initial Class	15,383,721

VIP Total Market Index Portfolio - Service Class	24,287

VIP Total Market Index Portfolio - Service Class 2	148,948

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio - Initial Class	12,188,232

VIP Balanced Portfolio - Investor Class	165,324,453

VIP Balanced Portfolio - Service Class	1,017,796

VIP Balanced Portfolio - Service Class 2	81,741,494

VIP Dynamic Capital Appreciation Portfolio - Service Class 2	1,238,911

VIP Dynamic Capital Appreciation Portfolio - Initial Class	1,689,702

VIP Dynamic Capital Appreciation Portfolio - Investor Class	9,598,397

VIP Dynamic Capital Appreciation Portfolio - Service Class	19,233

VIP Growth & Income Portfolio - Initial Class	17,219,526

VIP Growth & Income Portfolio - Investor Class	13,811,204

VIP Growth & Income Portfolio - Service Class	5,572,317

VIP Growth & Income Portfolio - Service Class 2	38,195,449

VIP Growth Opportunities Portfolio - Initial Class	5,794,557

VIP Growth Opportunities Portfolio - Investor Class	13,989,474

VIP Growth Opportunities Portfolio - Service Class	2,329,371

VIP Growth Opportunities Portfolio - Service Class 2	11,201,446

VIP Mid Cap Portfolio - Initial Class	25,149,338

VIP Mid Cap Portfolio - Investor Class	17,496,111

VIP Mid Cap Portfolio - Service Class	17,225,268

VIP Mid Cap Portfolio - Service Class 2	162,561,138

VIP Value Strategies Portfolio - Initial Class	6,723,245

VIP Value Strategies Portfolio - Investor Class	8,174,615

TRUST/Fund	Number of Shares Outstanding as of February 29, 2020

VIP Value Strategies Portfolio - Service Class	1,593,106

VIP Value Strategies Portfolio - Service Class 2	17,308,502

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio - Initial Class	757,240

VIP Communication Services Portfolio - Investor Class	5,596,187

VIP Consumer Discretionary Portfolio - Initial Class	964,743

VIP Consumer Discretionary Portfolio - Investor Class	6,874,752

VIP Consumer Staples Portfolio - Initial Class	1,104,166

VIP Consumer Staples Portfolio - Investor Class	12,248,766

VIP Energy Portfolio - Initial Class	1,708,933

VIP Energy Portfolio - Investor Class	4,823,618

VIP Energy Portfolio - Service Class 2	5,569,292

VIP Financial Services Portfolio - Initial Class	1,873,196

VIP Financial Services Portfolio - Investor Class	10,595,078

VIP Health Care Portfolio - Initial Class	4,371,028

VIP Health Care Portfolio - Investor Class	22,962,474

VIP Health Care Portfolio - Service Class 2	817,039

VIP Industrials Portfolio - Initial Class	1,537,572

VIP Industrials Portfolio - Investor Class	6,638,199

VIP Materials Portfolio - Initial Class	727,456

VIP Materials Portfolio - Investor Class	2,865,386

VIP Real Estate Portfolio - Initial Class	4,666,763

VIP Real Estate Portfolio - Investor Class	9,966,765

VIP Real Estate Portfolio - Service Class	705,643

VIP Real Estate Portfolio - Service Class 2	6,500,899

VIP Technology Portfolio - Initial Class	9,620,586

VIP Technology Portfolio - Investor Class	39,271,137

VIP Utilities Portfolio - Initial Class	2,178,416

VIP Utilities Portfolio - Investor Class	11,756,582

APPENDIX E

To the knowledge of the trusts, substantial (5% or more) record and/or beneficial ownership of each fund or class on February 29, 2020 was as follows:

VARIABLE INSURANCE PRODUCTS FUND
Class Name	Owner Name	City	State	Ownership %

VIP EQUITY INCOME PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	78.91%

VIP EQUITY INCOME PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.84%

VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	13.99%

VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	12.19%

VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	10.76%

VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	10.24%

VIP EQUITY-INCOME PORTFOLIO - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	7.24%

VIP EQUITY-INCOME PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	23.66%

VIP EQUITY-INCOME PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	22.24%

VIP EQUITY-INCOME PORTFOLIO - SERVICE CLASS 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	11.31%

VIP EQUITY-INCOME PORTFOLIO - SERVICE CLASS 2	MINNESOTA MUTUAL LIFE INSURANCE CO	SAINT PAUL	MN	10.76%

VIP EQUITY-INCOME PORTFOLIO - SERVICE CLASS	SECURITY BENEFIT GROUP	TOPEKA	KS	82.78%

VIP FLOATING RATE HIGH INCOME PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	93.52%

VIP FLOATING RATE HIGH INCOME PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.49%

VARIABLE INSURANCE PRODUCTS FUND
Class Name	Owner Name	City	State	Ownership %

VIP FLOATING RATE HIGH INCOME PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.17%

VIP FLOATING RATE HIGH INCOME PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	12.80%

VIP GROWTH PORTFOLIO - INITIAL CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.46%

VIP GROWTH PORTFOLIO - INITIAL CLASS	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	15.51%

VIP GROWTH PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	15.19%

VIP GROWTH PORTFOLIO - INITIAL CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	5.63%

VIP GROWTH PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	83.47%

VIP GROWTH PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.27%

VIP GROWTH PORTFOLIO - SERVICE CLASS	SECURITY BENEFIT GROUP	TOPEKA	KS	45.66%

VIP GROWTH PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	32.87%

VIP GROWTH PORTFOLIO - SERVICE CLASS	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	7.31%

VIP GROWTH PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	42.35%

VIP GROWTH PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	24.04%

VIP GROWTH PORTFOLIO - SERVICE CLASS 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	10.24%

VIP HEALTH CARE PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.00%

VIP HEALTH CARE PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.22%

VIP HEALTH CARE PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.43%

VIP HEALTH CARE PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.58%

VIP HEALTH CARE PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	99.57%

VARIABLE INSURANCE PRODUCTS FUND
Class Name	Owner Name	City	State	Ownership %

VIP OVERSEAS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2020 PORTFOLIOSM	BOSTON	MA	14.62%

VIP OVERSEAS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2030 PORTFOLIOSM	BOSTON	MA	11.10%

VIP OVERSEAS PORTFOLIO - INITIAL CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	11.00%

VIP OVERSEAS PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	9.32%

VIP OVERSEAS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2025 PORTFOLIOSM	BOSTON	MA	5.55%

VIP OVERSEAS PORTFOLIO - INITIAL CLASS	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	5.37%

VIP OVERSEAS PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	52.00%

VIP OVERSEAS PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2030 PORTFOLIOSM	BOSTON	MA	13.75%

VIP OVERSEAS PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2025 PORTFOLIOSM	BOSTON	MA	10.79%

VIP OVERSEAS PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2020 PORTFOLIOSM	BOSTON	MA	8.72%

VIP OVERSEAS PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	48.99%

VIP OVERSEAS PORTFOLIO - SERVICE CLASS	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	21.68%

VIP OVERSEAS PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	13.90%

VIP OVERSEAS PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	30.22%

VIP OVERSEAS PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	23.52%

VIP OVERSEAS PORTFOLIO - SERVICE CLASS 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	19.85%

VIP OVERSEAS PORTFOLIO - SERVICE CLASS 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	7.01%

VIP VALUE PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2020 PORTFOLIOSM	BOSTON	MA	23.18%

VIP VALUE PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2030 PORTFOLIOSM	BOSTON	MA	18.63%

VIP VALUE PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	14.36%

VARIABLE INSURANCE PRODUCTS FUND
Class Name	Owner Name	City	State	Ownership %

VIP VALUE PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2025 PORTFOLIOSM	BOSTON	MA	9.04%

VIP VALUE PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2040 PORTFOLIOSM	BOSTON	MA	6.67%

VIP VALUE PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2035 PORTFOLIOSM	BOSTON	MA	6.26%

VIP VALUE PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2010 PORTFOLIOSM	BOSTON	MA	6.10%

VIP VALUE PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	70.94%

VIP VALUE PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.14%

VIP VALUE PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2030 PORTFOLIOSM	BOSTON	MA	7.10%

VIP VALUE PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2025 PORTFOLIOSM	BOSTON	MA	5.40%

VIP VALUE PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	73.93%

VIP VALUE PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	26.07%

VIP VALUE PORTFOLIO - SERVICE CLASS 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	41.71%

VIP VALUE PORTFOLIO - SERVICE CLASS 2	AMERICAN NATIONAL INSURANCE COMPANY	LEAGUE CITY	TX	40.06%

VIP VALUE PORTFOLIO - SERVICE CLASS 2	AXA EQUITABLE LIFE INSURANCE CO	SECAUCUS	NJ	14.62%

VARIABLE INSURANCE PRODUCTS FUND II
Class Name	Owner Name	City	State	Ownership %

VIP CONTRAFUND PORTFOLIO - INITIAL CLASS	ING LIFE INSURANCE ANNUITY COMPANY	HARTFORD	CT	23.90%

VIP CONTRAFUND PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	13.65%

VIP CONTRAFUND PORTFOLIO - INITIAL CLASS	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	12.87%

VIP CONTRAFUND PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	7.45%

VIP CONTRAFUND PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.65%

VARIABLE INSURANCE PRODUCTS FUND II
Class Name	Owner Name	City	State	Ownership %

VIP CONTRAFUND PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.42%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	46.99%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	16.36%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS	SECURITY BENEFIT GROUP	TOPEKA	KS	8.66%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	17.95%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	16.70%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS 2	NORTHWESTERN MUTUAL LIFE INSURANCE CO	MILWAUKEE	WI	9.65%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	8.71%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	6.96%

VIP CONTRAFUND PORTFOLIO - SERVICE CLASS 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	5.88%

VIP DISCIPLINED SMALL CAP PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	89.37%

VIP DISCIPLINED SMALL CAP PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	6.61%

VIP DISCIPLINED SMALL CAP PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.37%

VIP DISCIPLINED SMALL CAP PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.63%

VIP DISCIPLINED SMALL CAP PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	100.00%

VIP DISCIPLINED SMALL CAP PORTFOLIO - SERVICE CLASS 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	51.29%

VARIABLE INSURANCE PRODUCTS FUND II
Class Name	Owner Name	City	State	Ownership %

VIP DISCIPLINED SMALL CAP PORTFOLIO - SERVICE CLASS 2	INTEGRITY LIFE INSURANCE COMPANY	CINCINNATI	OH	21.20%

VIP DISCIPLINED SMALL CAP PORTFOLIO - SERVICE CLASS 2	NATIONAL INTEGRITY	CINCINNATI	OH	15.75%

VIP EMERGING MARKETS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	26.19%

VIP EMERGING MARKETS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	18.24%

VIP EMERGING MARKETS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2025 PORTFOLIO	BOSTON	MA	9.55%

VIP EMERGING MARKETS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2010 PORTFOLIOSM	BOSTON	MA	9.15%

VIP EMERGING MARKETS PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	7.22%

VIP EMERGING MARKETS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2040 PORTFOLIOSM	BOSTON	MA	5.80%

VIP EMERGING MARKETS PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2035 PORTFOLIOSM	BOSTON	MA	5.63%

VIP EMERGING MARKETS PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	42.17%

VIP EMERGING MARKETS PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2030 PORTFOLIO	BOSTON	MA	15.16%

VIP EMERGING MARKETS PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2025 PORTFOLIO	BOSTON	MA	12.47%

VIP EMERGING MARKETS PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2020 PORTFOLIOSM	BOSTON	MA	10.47%

VIP EMERGING MARKETS PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.90%

VIP EMERGING MARKETS PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	96.19%

VIP EMERGING MARKETS PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	54.88%

VARIABLE INSURANCE PRODUCTS FUND II
Class Name	Owner Name	City	State	Ownership %

VIP EMERGING MARKETS PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	25.32%

VIP EMERGING MARKETS PORTFOLIO - SERVICE CLASS 2	ALLIANZ LIFE INSURANCE CO OF NO AMERICA	MINNEAPOLIS	MN	10.54%

VIP EMERGING MARKETS PORTFOLIO - SERVICE CLASS 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	7.94%

VIP INDEX 500 PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	45.65%

VIP INDEX 500 PORTFOLIO - INITIAL CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	9.88%

VIP INDEX 500 PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	9.53%

VIP INDEX 500 PORTFOLIO - SERVICE CLASS	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	48.48%

VIP INDEX 500 PORTFOLIO - SERVICE CLASS	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	19.63%

VIP INDEX 500 PORTFOLIO - SERVICE CLASS	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	16.72%

VIP INDEX 500 PORTFOLIO - SERVICE CLASS	LINCOLN BENEFIT LIFE COMPANY	PALATINE	IL	7.77%

VIP INDEX 500 PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	42.43%

VIP INDEX 500 PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	33.39%

VIP INDEX 500 PORTFOLIO - SERVICE CLASS 2	PRUDENTIAL LIFE INSURANCE COMPANY OF AME	NEWARK	NJ	6.73%

VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	91.67%

VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	6.57%

VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.77%

VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.23%

VARIABLE INSURANCE PRODUCTS FUND II
Class Name	Owner Name	City	State	Ownership %

VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	85.63%

VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	14.37%

VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	82.11%

VIP INTERNATIONAL CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS 2	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	14.96%

VIP INTERNATIONAL INDEX PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	97.79%

VIP INTERNATIONAL INDEX PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	81.73%

VIP INTERNATIONAL INDEX PORTFOLIO - INITIAL CLASS	FMR CAPITAL	BOSTON	MA	10.85%

VIP INTERNATIONAL INDEX PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.29%

VIP INTERNATIONAL INDEX PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	74.20%

VIP INTERNATIONAL INDEX PORTFOLIO - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	13.62%

VIP INTERNATIONAL INDEX PORTFOLIO - SERVICE CLASS 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	11.31%

VIP TOTAL MARKET INDEX PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	91.03%

VIP TOTAL MARKET INDEX PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	6.71%

VIP TOTAL MARKET INDEX PORTFOLIO - SERVICE CLASS	FMR CAPITAL	BOSTON	MA	38.37%

VIP TOTAL MARKET INDEX PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	25.39%

VARIABLE INSURANCE PRODUCTS FUND II
Class Name	Owner Name	City	State	Ownership %

VIP TOTAL MARKET INDEX PORTFOLIO - SERVICE CLASS 2	FMR CAPITAL	BOSTON	MA	67.14%

VIP TOTAL MARKET INDEX PORTFOLIO - SERVICE CLASS 2	PRINCIPAL LIFE INSURANCE COMPANY	DES MOINES	IA	30.67%

VARIABLE INSURANCE PRODUCTS FUND III
Class Name	Owner Name	City	State	Ownership %

VIP BALANCED PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	71.98%

VIP BALANCED PORTFOLIO - INITIAL CLASS	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	6.43%

VIP BALANCED PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	6.12%

VIP BALANCED PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.52%

VIP BALANCED PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.48%

VIP BALANCED PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	97.56%

VIP BALANCED PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	45.65%

VIP BALANCED PORTFOLIO - SERVICE CLASS 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	29.63%

VIP BALANCED PORTFOLIO - SERVICE CLASS 2	DELAWARE LIFE INSURANCE COMPANY	WALTHAM	MA	6.80%

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS 2	HARTFORD LIFE INSURANCE COMPANY	WINDSOR	CT	53.42%

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS 2	GENWORTH LIFE AND ANNUITY INSURANCE CO	RICHMOND	VA	13.39%

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	BOSTON	MA	11.37%

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.08%

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.30%

VARIABLE INSURANCE PRODUCTS FUND III
Class Name	Owner Name	City	State	Ownership %

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.26%

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.30%

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.70%

VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	100.00%

VIP GROWTH & INCOME PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	32.29%

VIP GROWTH & INCOME PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	11.72%

VIP GROWTH & INCOME PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	9.42%

VIP GROWTH & INCOME PORTFOLIO - INITIAL CLASS	GENWORTH LIFE AND ANNUITY INSURANCE CO	RICHMOND	VA	5.06%

VIP GROWTH & INCOME PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	69.30%

VIP GROWTH & INCOME PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.10%

VIP GROWTH & INCOME PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2030 PORTFOLIO	BOSTON	MA	7.33%

VIP GROWTH & INCOME PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2025 PORTFOLIO	BOSTON	MA	5.58%

VIP GROWTH & INCOME PORTFOLIO - SERVICE CLASS	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	76.57%

VIP GROWTH & INCOME PORTFOLIO - SERVICE CLASS	WOODMEN OF THE WORLD	OMAHA	NE	12.22%

VIP GROWTH & INCOME PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	5.26%

VIP GROWTH & INCOME PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	68.28%

VARIABLE INSURANCE PRODUCTS FUND III
Class Name	Owner Name	City	State	Ownership %

VIP GROWTH & INCOME PORTFOLIO - SERVICE CLASS 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	15.96%

VIP GROWTH & INCOME PORTFOLIO - SERVICE CLASS 2	KANSAS CITY LIFE INSURANCE COMPANY	MADISON	WI	7.21%

VIP GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	56.28%

VIP GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS	MIDLAND NATIONAL LIFE INSURANCE COMPANY	CLIVE	IA	6.97%

VIP GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS	SYMETRA LIFE INSURANCE COMPANY	BELLEVUE	WA	6.03%

VIP GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.72%

VIP GROWTH OPPORTUNITIES PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	5.63%

VIP GROWTH OPPORTUNITIES PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.46%

VIP GROWTH OPPORTUNITIES PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.54%

VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS	PHOENIX LIFE INSURANCE CO	EAST GREENBUSH	NY	60.54%

VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS	PHOENIX LIFE INSURANCE	EAST GREENBUSH	NY	15.98%

VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	11.11%

VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	7.33%

VARIABLE INSURANCE PRODUCTS FUND III
Class Name	Owner Name	City	State	Ownership %

VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	71.50%

VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS 2	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	6.43%

VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	5.61%

VIP GROWTH OPPORTUNITIES PORTFOLIO - SERVICE CLASS 2	SECURITY BENEFIT GROUP	TOPEKA	KS	5.10%

VIP MID CAP PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	32.92%

VIP MID CAP PORTFOLIO - INITIAL CLASS	AMERICAN LIFE INSURANCE CO OF NEW YORK	NEW YORK	NY	31.09%

VIP MID CAP PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	6.52%

VIP MID CAP PORTFOLIO - INITIAL CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	5.15%

VIP MID CAP PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	88.02%

VIP MID CAP PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.33%

VIP MID CAP PORTFOLIO - SERVICE CLASS	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	29.03%

VIP MID CAP PORTFOLIO - SERVICE CLASS	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	28.52%

VIP MID CAP PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	19.69%

VIP MID CAP PORTFOLIO - SERVICE CLASS	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	6.65%

VIP MID CAP PORTFOLIO - SERVICE CLASS	FARMERS NEW WORLD LIFE	MERCER ISLAND	WA	5.83%

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	NORTHWESTERN MUTUAL LIFE INSURANCE CO	MILWAUKEE	WI	12.33%

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	LINCOLN NATIONAL LIFE INSURANCE CO	FORT WAYNE	IN	11.59%

VARIABLE INSURANCE PRODUCTS FUND III
Class Name	Owner Name	City	State	Ownership %

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	RIVERSOURCE LIFE INSURANCE COMPANY	MINNEAPOLIS	MN	8.39%

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	BRIGHTHOUSE LIFE INSURANCE COMPANY	WEST DES MOINES	IA	7.23%

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	6.98%

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	6.83%

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	PROTECTIVE LIFE INSURANCE COMPANY	BIRMINGHAM	AL	5.80%

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	5.12%

VIP MID CAP PORTFOLIO - SERVICE CLASS 2	THE GUARDIAN INSURANCE ANNUITY CO	BETHLEHEM	PA	5.07%

VIP VALUE STRATEGIES PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	38.33%

VIP VALUE STRATEGIES PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2020 PORTFOLIO	BOSTON	MA	16.00%

VIP VALUE STRATEGIES PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2030 PORTFOLIO	BOSTON	MA	12.86%

VIP VALUE STRATEGIES PORTFOLIO - INITIAL CLASS	VIP FREEDOM 2025 PORTFOLIO	BOSTON	MA	6.24%

VIP VALUE STRATEGIES PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	73.06%

VIP VALUE STRATEGIES PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.43%

VIP VALUE STRATEGIES PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2030 PORTFOLIO	BOSTON	MA	6.62%

VIP VALUE STRATEGIES PORTFOLIO - INVESTOR CLASS	VIP INVESTOR FREEDOM 2025 PORTFOLIO	BOSTON	MA	5.04%

VIP VALUE STRATEGIES PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	97.61%

VIP VALUE STRATEGIES PORTFOLIO - SERVICE CLASS 2	TRANSAMERICA LIFE INSURANCE COMPANY	CEDAR RAPIDS	IA	77.07%

VIP VALUE STRATEGIES PORTFOLIO - SERVICE CLASS 2	TRANSAMERICA FINANCIAL LIFE INSURANCE CO	CEDAR RAPIDS	IA	6.14%

VARIABLE INSURANCE PRODUCTS FUND III
Class Name	Owner Name	City	State	Ownership %

VIP VALUE STRATEGIES PORTFOLIO - SERVICE CLASS 2	PACIFIC LIFE INSURANCE COMPANY	NEWPORT BEACH	CA	5.82%

VARIABLE INSURANCE PRODUCTS FUND IV
Class Name	Owner Name	City	State	Ownership %

VIP COMMUNICATION SERVICES PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	89.24%

VIP COMMUNICATION SERVICES PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	10.76%

VIP COMMUNICATION SERVICES PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.19%

VIP COMMUNICATION SERVICES PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.81%

VIP CONSUMER DISCRETIONARY PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.63%

VIP CONSUMER DISCRETIONARY PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.37%

VIP CONSUMER DISCRETIONARY PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.94%

VIP CONSUMER DISCRETIONARY PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.06%

VIP CONSUMER STAPLES PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	94.85%

VIP CONSUMER STAPLES PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.15%

VIP CONSUMER STAPLES PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	91.65%

VIP CONSUMER STAPLES PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.35%

VIP ENERGY PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	93.30%

VARIABLE INSURANCE PRODUCTS FUND IV
Class Name	Owner Name	City	State	Ownership %

VIP ENERGY PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	6.19%

VIP ENERGY PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.55%

VIP ENERGY PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.45%

VIP ENERGY PORTFOLIO- SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	85.56%

VIP ENERGY PORTFOLIO- SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	8.71%

VIP ENERGY PORTFOLIO- SERVICE CLASS 2	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	5.72%

VIP FINANCIAL SERVICES PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.54%

VIP FINANCIAL SERVICES PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	5.72%

VIP FINANCIAL SERVICES PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	88.69%

VIP FINANCIAL SERVICES PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	11.31%

VIP HEALTH CARE PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.00%

VIP HEALTH CARE PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.22%

VIP HEALTH CARE PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.43%

VIP HEALTH CARE PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.58%

VIP HEALTH CARE PORTFOLIO - SERVICE CLASS 2	NYLIAC	PARSIPPANY	NJ	99.57%

VIP INDUSTRIALS PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	93.42%

VIP INDUSTRIALS PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	6.58%

VIP INDUSTRIALS PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	88.57%

VARIABLE INSURANCE PRODUCTS FUND IV
Class Name	Owner Name	City	State	Ownership %

VIP INDUSTRIALS PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	11.43%

VIP MATERIALS PORTFOLIO -INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	93.74%

VIP MATERIALS PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	6.26%

VIP MATERIALS PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	91.08%

VIP MATERIALS PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.92%

VIP REAL ESTATE PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	38.23%

VIP REAL ESTATE PORTFOLIO - INITIAL CLASS	NYLIAC	PARSIPPANY	NJ	26.11%

VIP REAL ESTATE PORTFOLIO - INITIAL CLASS	MODERN WOODMEN OF AMERICA	ROCK ISLAND	IL	23.78%

VIP REAL ESTATE PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	90.60%

VIP REAL ESTATE PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	9.40%

VIP REAL ESTATE PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	77.78%

VIP REAL ESTATE PORTFOLIO - SERVICE CLASS	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	15.12%

VIP REAL ESTATE PORTFOLIO - SERVICE CLASS	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	6.28%

VIP REAL ESTATE PORTFOLIO - SERVICE CLASS 2	OHIO NATIONAL LIFE INSURANCE CO	CINCINNATI	OH	35.17%

VIP REAL ESTATE PORTFOLIO - SERVICE CLASS 2	HORACE MANN LIFE INSURANCE	SPRINGFIELD	IL	21.63%

VIP REAL ESTATE PORTFOLIO - SERVICE CLASS 2	MIDLAND NATIONAL LIFE INSURANCE CO	WEST DES MOINES	IA	15.82%

VIP REAL ESTATE PORTFOLIO - SERVICE CLASS 2	NATIONWIDE LIFE INSURANCE COMPANY	COLUMBUS	OH	13.58%

VARIABLE INSURANCE PRODUCTS FUND IV
Class Name	Owner Name	City	State	Ownership %

VIP REAL ESTATE PORTFOLIO - SERVICE CLASS 2	JEFFERSON NATIONAL LIFE INS CO	LOUISVILLE	KY	9.16%

VIP TECHNOLOGY PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	87.71%

VIP TECHNOLOGY PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	12.29%

VIP TECHNOLOGY PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	92.09%

VIP TECHNOLOGY PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	7.91%

VIP UTILITIES PORTFOLIO - INITIAL CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	91.83%

VIP UTILITIES PORTFOLIO - INITIAL CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.17%

VIP UTILITIES PORTFOLIO - INVESTOR CLASS	FIDELITY INVESTMENTS LIFE INS. CO.	BOSTON	MA	91.77%

VIP UTILITIES PORTFOLIO - INVESTOR CLASS	EMPIRE FIDELITY INVESTMENTS LIFE INS. CO.	NEW YORK	NY	8.23%

To the knowledge of the trusts, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

A shareholder owning of record or beneficially more than 25% of a fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX F

The following chart lists the lengths of service of each current Trustee or Advisory Board Member of each trust.

	Interested Trustees*			Advisory Board Members
Trust	Jonathan Chiel	James C. Curvey	Vicki L. Fuller	Patricia L. Kampling	Peter S. Lynch	Susan Tomasky
Variable Insurance Products Fund	Trustee 2016	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2003	Advisory Board Member 2020
Variable Insurance Products Fund II	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2003	Advisory Board Member 2020
Variable Insurance Products Fund III	n/a	Trustee 2007	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2003	Advisory Board Member 2020
Variable Insurance Products Fund IV	n/a	Trustee 2018	Advisory Board Member 2018	Advisory Board Member 2020	Advisory Board Member 2018	Advisory Board Member 2020

Independent Trustees
Trust	Dennis J. Dirks	Donald F. Donahue	Alan J. Lacy	Ned C. Lautenbach	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
Variable Insurance Products Fund	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Advisory Board Member 2018
Variable Insurance Products Fund II	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018
Variable Insurance Products Fund III	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2000	Trustee 2008	Trustee 2005	Trustee 2018	Trustee 2008	Trustee 2018
Variable Insurance Products Fund IV	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2018	Trustee 2013	Trustee 2018	Trustee 2008

*	Trustee has been determined to be “interested” by virtue of, among other things, his affiliation with a trust or various entities under common control with FMR.

F-1

APPENDIX G

Information regarding nominee and Trustee ownership of fund shares as of March 31, 2020 is provided below.

Interested Nominees

DOLLAR RANGE OF FUND SHARES AS OF March 31, 2020	Bettina Doulton	Robert A. Lawrence

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	none	none

VIP Floating Rate High Income Portfolio	none	none

VIP Growth Portfolio	none	none

VIP High Income Portfolio	none	none

VIP Overseas Portfolio	none	none

VIP Value Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	none	none

VIP Disciplined Small Cap Portfolio	none	none

VIP Emerging Markets Portfolio	none	none

VIP Extended Market Index Portfolio	none	none

VIP Index 500 Portfolio	none	none

VIP International Capital Appreciation Portfolio	none	none

VIP International Index Portfolio	none	none

VIP Total Market Index Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	none	none

VIP Dynamic Capital Appreciation Portfolio	none	none

VIP Growth & Income Portfolio	none	none

VIP Growth Opportunities Portfolio	none	none

VIP Mid Cap Portfolio	none	none

VIP Value Strategies Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	none	none

VIP Consumer Discretionary Portfolio	none	none

VIP Consumer Staples Portfolio	none	none

VIP Energy Portfolio	none	none

VIP Financial Services Portfolio	none	none

VIP Health Care Portfolio	none	none

VIP Industrials Portfolio	none	none

VIP Materials Portfolio	none	none

DOLLAR RANGE OF FUND SHARES AS OF March 31, 2020	Bettina Doulton	Robert A. Lawrence

VIP Real Estate Portfolio	none	none

VIP Technology Portfolio	none	none

VIP Utilities Portfolio	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

Independent Nominees

DOLLAR RANGE OF FUND SHARES AS OF March 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach

VARIABLE INSURANCE PRODUCTS FUND	none	none	none	none	none	none

VIP Equity-Income Portfolio	none	none	none	none	none	none

VIP Floating Rate High Income Portfolio	none	none	none	none	none	none

VIP Growth Portfolio	none	none	none	none	none	none

VIP High Income Portfolio	none	none	none	none	none	none

VIP Overseas Portfolio	none	none	none	none	none	none

VIP Value Portfolio	none	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	none	none	none	none	none	none

VIP Disciplined Small Cap Portfolio	none	none	none	none	none	none

VIP Emerging Markets Portfolio	none	none	none	none	none	none

VIP Extended Market Index Portfolio	none	none	none	none	none	none

VIP Index 500 Portfolio	none	none	none	none	none	none

VIP International Capital Appreciation Portfolio	none	none	none	none	none	none

VIP International Index Portfolio	none	none	none	none	none	none

VIP Total Market Index Portfolio	none	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	none	none	none	none	none	none

VIP Dynamic Capital Appreciation Portfolio	none	none	none	none	none	none

VIP Growth & Income Portfolio	none	none	none	none	none	none

VIP Growth Opportunities Portfolio	none	none	none	none	none	none

VIP Mid Cap Portfolio	none	none	none	none	none	none

VIP Value Strategies Portfolio	none	none	none	none	none	none

DOLLAR RANGE OF FUND SHARES AS OF March 31, 2020	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Patricia L. Kampling	Alan J. Lacy	Ned C. Lautenbach

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	none	none	none	none	none	none

VIP Consumer Discretionary Portfolio	none	none	none	none	none	none

VIP Consumer Staples Portfolio	none	none	none	none	none	none

VIP Energy Portfolio	none	none	none	none	none	none

VIP Financial Services Portfolio	none	none	none	none	none	none

VIP Health Care Portfolio	none	none	none	none	none	none

VIP Industrials Portfolio	none	none	none	none	none	none

VIP Materials Portfolio	none	none	none	none	none	none

VIP Real Estate Portfolio	none	none	none	none	none	none

VIP Technology Portfolio	none	none	none	none	none	none

VIP Utilities Portfolio	none	none	none	none	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	$10,000- $50,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES AS OF March 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	none	none	none	none	none	none

VIP Floating Rate High Income Portfolio	none	none	none	none	none	none

VIP Growth Portfolio	none	none	none	none	none	none

VIP High Income Portfolio	none	none	none	none	none	none

VIP Overseas Portfolio	none	none	none	none	none	none

VIP Value Portfolio	none	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	none	none	none	none	none	none

VIP Disciplined Small Cap Portfolio	none	none	none	none	none	none

DOLLAR RANGE OF FUND SHARES AS OF March 31, 2020	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Susan Tomasky	Michael E. Wiley

VIP Emerging Markets Portfolio	none	none	none	none	none	none

VIP Extended Market Index Portfolio	none	none	none	none	none	none

VIP Index 500 Portfolio	none	none	none	none	none	none

VIP International Capital Appreciation Portfolio	none	none	none	none	none	none

VIP International Index Portfolio	none	none	none	none	none	none

VIP Total Market Index Portfolio	none	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	none	none	none	none	none	none

VIP Dynamic Capital Appreciation Portfolio	none	none	none	none	none	none

VIP Growth & Income Portfolio	none	none	none	none	none	none

VIP Growth Opportunities Portfolio	none	none	none	none	none	none

VIP Mid Cap Portfolio	none	none	none	none	none	none

VIP Value Strategies Portfolio	none	none	none	none	none	none

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	none	none	none	none	none	none

VIP Consumer Discretionary Portfolio	none	none	none	none	none	none

VIP Consumer Staples Portfolio	none	none	none	none	none	none

VIP Energy Portfolio	none	none	none	none	none	none

VIP Financial Services Portfolio	none	none	none	none	none	none

VIP Health Care Portfolio	none	none	none	none	none	none

VIP Industrials Portfolio	none	none	none	none	none	none

VIP Materials Portfolio	none	none	none	none	none	none

VIP Real Estate Portfolio	none	none	none	none	none	none

VIP Technology Portfolio	none	none	none	none	none	none

VIP Utilities Portfolio	none	none	none	none	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	$10,001- $50,000	over $100,000

Interested Trustees

DOLLAR RANGE OF FUND SHARES AS OF March 31, 2020	Jonathan Chiel	James C. Curvey

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	none	none

VIP Floating Rate High Income Portfolio	none	none

VIP Growth Portfolio	none	none

VIP High Income Portfolio	none	none

VIP Overseas Portfolio	none	none

VIP Value Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	none	none

VIP Disciplined Small Cap Portfolio	none	none

VIP Emerging Markets Portfolio	none	none

VIP Extended Market Index Portfolio	none	none

VIP Index 500 Portfolio	none	none

VIP International Capital Appreciation Portfolio	none	none

VIP International Index Portfolio	none	none

VIP Total Market Index Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	none	none

VIP Dynamic Capital Appreciation Portfolio	none	none

VIP Growth & Income Portfolio	none	none

VIP Growth Opportunities Portfolio	none	none

VIP Mid Cap Portfolio	none	none

VIP Value Strategies Portfolio	none	none

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	none	none

VIP Consumer Discretionary Portfolio	none	none

VIP Consumer Staples Portfolio	none	none

VIP Energy Portfolio	none	none

VIP Financial Services Portfolio	none	none

VIP Health Care Portfolio	none	none

VIP Industrials Portfolio	none	none

VIP Materials Portfolio	none	none

VIP Real Estate Portfolio	none	none

VIP Technology Portfolio	none	none

VIP Utilities Portfolio	none	none

AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000

APPENDIX H

The following table sets forth information describing the compensation of each Trustee and member of the Advisory Board for his or her services, for each fund’s fiscal year ended December 31, 2019. Jonathan Chiel, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by Fidelity. Patricia L. Kampling and Susan Tomasky are members of the Advisory Board of each trust effective February 1, 2020 and as such received no compensation from the funds or fund complex for the periods shown.

Compensation Table

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Alan J. Lacy	Ned C. Lautenbach
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	$2,076	$1,978	$1,924	$1,934	$2,344
VIP Floating Rate High Income Portfolio	$109	$103	$101	$101	$123
VIP Growth Portfolio	$2,248	$2,141	$2,084	$2,095	$2,538
VIP High Income Portfolio	$404	$385	$375	$377	$456
VIP Overseas Portfolio	$632	$602	$586	$589	$713
VIP Value Portfolio	$128	$122	$119	$119	$144

VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio[1]	$7,211	$6,868	$6,684	$6,719	$8,141
VIP Disciplined Small Cap Portfolio	$109	$104	$101	$101	$123
VIP Emerging Markets Portfolio	$176	$168	$163	$164	$199
VIP Extended Market Index Portfolio	$20	$19	$19	$19	$23
VIP Index 500 Portfolio	$3,348	$3,189	$3,103	$3,120	$3,780
VIP International Capital Appreciation Portfolio	$133	$127	$123	$124	$150
VIP International Index Portfolio	$33	$32	$31	$31	$38
VIP Total Market Index Portfolio	$49	$47	$46	$46	$56

VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	$1,790	$1,705	$1,660	$1,669	$2,022
VIP Dynamic Capital Appreciation Portfolio	$64	$61	$60	$60	$73
VIP Growth & Income Portfolio	$582	$554	$539	$542	$657
VIP Growth Opportunities Portfolio	$514	$489	$476	$479	$580
VIP Mid Cap Portfolio[2]	$2,994	$2,853	$2,776	$2,790	$3,380
VIP Value Strategies Portfolio	$160	$153	$149	$149	$181

VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	$26	$25	$25	$25	$30

AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Donald F. Donahue	Vicki L. Fuller	Alan J. Lacy	Ned C. Lautenbach
VIP Consumer Discretionary Portfolio	$83	$79	$77	$78	$94
VIP Consumer Staples Portfolio	$89	$85	$83	$83	$101
VIP Energy Portfolio	$89	$85	$83	$83	$101
VIP Financial Services Portfolio	$66	$63	$61	$62	$75
VIP Health Care Portfolio	$343	$326	$318	$319	$387
VIP Industrials Portfolio	$72	$69	$67	$67	$82
VIP Materials Portfolio	$21	$20	$19	$19	$23
VIP Real Estate Portfolio	$164	$156	$152	$152	$185
VIP Technology Portfolio	$301	$287	$279	$281	$340
VIP Utilities Portfolio	$86	$82	$80	$80	$98
TOTAL COMPENSATION FROM THE FUND COMPLEX[3]	$507,000	$483,000	$470,000	$472,500	$572,500

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
VARIABLE INSURANCE PRODUCTS FUND
VIP Equity-Income Portfolio	$2,186	$1,963	$1,972	$2,078	$2,037
VIP Floating Rate High Income Portfolio	$114	$103	$103	$109	$106
VIP Growth Portfolio	$2,367	$2,126	$2,135	$2,250	$2,206
VIP High Income Portfolio	$426	$382	$384	$405	$397
VIP Overseas Portfolio	$665	$598	$600	$632	$620
VIP Value Portfolio	$135	$121	$122	$128	$126

VARIABLE INSURANCE PRODUCTS FUND II
VIP Contrafund Portfolio[1]	$7,591	$6,821	$6,849	$7,217	$7,075
VIP Disciplined Small Cap Portfolio	$114	$103	$103	$109	$107
VIP Emerging Markets Portfolio	$186	$166	$167	$176	$173
VIP Extended Market Index Portfolio	$21	$19	$19	$20	$20
VIP Index 500 Portfolio	$3,526	$3,165	$3,177	$3,351	$3,285
VIP International Capital Appreciation Portfolio	$140	$126	$126	$133	$131
VIP International Index Portfolio	$35	$32	$32	$33	$33
VIP Total Market Index Portfolio	$52	$47	$47	$49	$48

VARIABLE INSURANCE PRODUCTS FUND III
VIP Balanced Portfolio	$1,886	$1,693	$1,700	$1,792	$1,757
VIP Dynamic Capital Appreciation Portfolio	$68	$61	$61	$64	$63
VIP Growth & Income Portfolio	$613	$550	$553	$582	$571

AGGREGATE COMPENSATION FROM A FUND	Joseph Mauriello	Cornelia M. Small	Garnett A. Smith	David M. Thomas	Michael E. Wiley
VIP Growth Opportunities Portfolio	$541	$486	$487	$514	$504
VIP Mid Cap Portfolio[2]	$3,151	$2,832	$2,846	$2,996	$2,937
VIP Value Strategies Portfolio	$169	$152	$152	$160	$157

VARIABLE INSURANCE PRODUCTS FUND IV
VIP Communication Services Portfolio	$28	$25	$25	$26	$26
VIP Consumer Discretionary Portfolio	$88	$79	$79	$83	$82
VIP Consumer Staples Portfolio	$94	$84	$85	$89	$87
VIP Energy Portfolio	$94	$84	$85	$89	$87
VIP Financial Services Portfolio	$70	$63	$63	$66	$65
VIP Health Care Portfolio	$360	$324	$326	$343	$336
VIP Industrials Portfolio	$76	$68	$69	$72	$71
VIP Materials Portfolio	$22	$20	$20	$21	$20
VIP Real Estate Portfolio	$172	$155	$155	$164	$160
VIP Technology Portfolio	$317	$285	$286	$301	$295
VIP Utilities Portfolio	$91	$82	$82	$86	$85
TOTAL COMPENSATION FROM THE FUND COMPLEX[3]	$534,000	$479,500	$481,500	$507,500	$497,500

[1]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $6,114; Alan J. Lacy, $6,114; Joseph Mauriello, $6,541; Cornelia M. Small, $4,076; Garnett A. Smith, $6,114; and Michael E. Wiley, $5,590.

[2]

Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Donald F. Donahue, $2,540; Alan J. Lacy, $2,540; Joseph Mauriello, $2,717; Cornelia M. Small, $1,692; Garnett A. Smith, $2,540; and Michael E. Wiley, $2,321.

[3]

Reflects compensation received for the calendar year ended December 31, 2019 for 302 funds of 30 trusts (including Fidelity Central Investment Portfolios LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Donald F. Donahue, $262,489; Alan J. Lacy, $262,489; Joseph Mauriello, $280,802; Cornelia M. Small, $175,000; Garnett A. Smith, $262,489; and Michael E. Wiley, $240,000.

APPENDIX I

The policies to be converted under Proposal 2 are provided below.

Fund	Investment Policy

VIP Balanced Portfolio	VIP Balanced Portfolio seeks income and capital growth consistent with reasonable risk.

VIP Contrafund Portfolio	VIP Contrafund Portfolio seeks long-term capital appreciation.

VIP Disciplined Small Cap Portfolio	VIP Disciplined Small Cap Portfolio seeks capital appreciation.

VIP Dynamic Capital Appreciation Portfolio	VIP Dynamic Capital Appreciation Portfolio seeks capital appreciation.

VIP Emerging Markets Portfolio	VIP Emerging Markets Portfolio seeks capital appreciation.

VIP Equity-Income Portfolio	VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

VIP Floating Rate High Income Portfolio	VIP Floating Rate High Income Portfolio seeks a high level of current income.

VIP Growth & Income Portfolio	VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

VIP Growth Opportunities Portfolio	VIP Growth Opportunities Portfolio seeks to provide capital growth.

VIP Growth Portfolio	VIP Growth Portfolio seeks to achieve capital appreciation.

VIP High Income Portfolio	VIP High Income Portfolio seeks a high level of current income, while also considering growth of capital.

VIP Index 500 Portfolio	VIP Index 500 Portfolio seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

I-1

Fund	Investment Policy

VIP International Capital Appreciation Portfolio	VIP International Capital Appreciation Portfolio seeks capital appreciation.

VIP Mid Cap Portfolio	VIP Mid Cap Portfolio seeks long-term growth of capital.

VIP Overseas Portfolio	VIP Overseas Portfolio seeks long-term growth of capital.

VIP Value Portfolio	VIP Value Portfolio seeks capital appreciation.

VIP Value Strategies Portfolio	VIP Value Strategies Portfolio seeks capital appreciation.

I-2

APPENDIX J

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix A identifies the independent registered public accounting firm for each fund.

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	$66,000	$5,400	$5,600	$2,300

VIP Floating Rate High Income Portfolio	$59,000	$4,800	$3,500	$2,000

VIP Growth Portfolio	$58,000	$4,700	$3,100	$2,000

VIP High Income Portfolio	$85,000	$6,800	$3,300	$2,900

VIP Overseas Portfolio	$62,000	$5,100	$5,500	$2,200

VIP Value Portfolio	$45,000	$100	$8,400	$1,100

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	$58,000	$100	$6,400	$1,200

VIP Disciplined Small Cap Portfolio	$42,000	$100	$6,200	$1,000

VIP Emerging Markets Portfolio	$47,000	$100	$6,400	$1,100

VIP Extended Market Index Portfolio	$54,000	$100	$6,300	$1,300

VIP Index 500 Portfolio	$48,000	$100	$6,700	$1,100

VIP International Capital Appreciation Portfolio	$55,000	$4,600	$5,300	$2,000

VIP International Index Portfolio	$53,000	$100	$6,300	$1,300

VIP Total Market Index Portfolio	$54,000	$100	$6,300	$1,300

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	$56,000	$100	$6,900	$1,300

VIP Dynamic Capital Appreciation Portfolio	$37,000	$100	$6,400	$900

VIP Growth & Income Portfolio	$46,000	$100	$6,900	$1,100

VIP Growth Opportunities Portfolio	$48,000	$100	$5,200	$1,100

VIP Mid Cap Portfolio	$46,000	$3,800	$3,100	$1,600

VIP Value Strategies Portfolio	$44,000	$100	$7,800	$1,100

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	$37,000	$3,000	$2,400	$1,300

VIP Consumer Discretionary Portfolio	$37,000	$3,000	$2,400	$1,300

VIP Consumer Staples Portfolio	$37,000	$3,000	$2,400	$1,300

VIP Energy Portfolio	$38,000	$3,000	$2,400	$1,300

VIP Financial Services Portfolio	$38,000	$3,100	$2,400	$1,300

VIP Health Care Portfolio	$40,000	$3,200	$2,400	$1,400

VIP Industrials Portfolio	$37,000	$3,000	$2,400	$1,300

VIP Materials Portfolio	$37,000	$3,000	$2,400	$1,300

VIP Real Estate Portfolio	$45,000	$3,700	$3,500	$1,600

VIP Technology Portfolio	$42,000	$3,400	$2,400	$1,400

VIP Utilities Portfolio	$37,000	$3,000	$2,400	$1,300

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VARIABLE INSURANCE PRODUCTS FUND

VIP Equity-Income Portfolio	$68,000	$5,800	$7,400	$2,900

VIP Floating Rate High Income Portfolio	$61,000	$5,200	$3,500	$2,600

VIP Growth Portfolio	$61,000	$5,100	$3,700	$2,600

VIP High Income Portfolio	$90,000	$7,500	$3,300	$3,700

VIP Overseas Portfolio	$64,000	$5,600	$5,400	$2,800

VIP Value Portfolio	$45,000	$100	$8,000	$1,400

VARIABLE INSURANCE PRODUCTS FUND II

VIP Contrafund Portfolio	$53,000	$100	$6,100	$1,500

VIP Disciplined Small Cap Portfolio	$43,000	$100	$6,400	$1,300

VIP Emerging Markets Portfolio	$48,000	$100	$6,200	$1,400

VIP Extended Market Index Portfolio	$47,000	$100	$6,100	$900

VIP Index 500 Portfolio	$49,000	$100	$6,500	$1,400

VIP International Capital Appreciation Portfolio	$57,000	$5,000	$5,200	$2,500

VIP International Index Portfolio	$47,000	$100	$6,100	$900

VIP Total Market Index Portfolio	$47,000	$100	$6,100	$900

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VARIABLE INSURANCE PRODUCTS FUND III

VIP Balanced Portfolio	$57,000	$100	$6,500	$1,600

VIP Dynamic Capital Appreciation Portfolio	$38,000	$100	$6,200	$1,100

VIP Growth & Income Portfolio	$47,000	$100	$6,900	$1,400

VIP Growth Opportunities Portfolio	$50,000	$100	$5,200	$1,400

VIP Mid Cap Portfolio	$48,000	$4,100	$3,100	$2,000

VIP Value Strategies Portfolio	$45,000	$100	$7,600	$1,300

VARIABLE INSURANCE PRODUCTS FUND IV

VIP Communication Services Portfolio	$36,000	$3,100	$2,400	$1,500

VIP Consumer Discretionary Portfolio	$36,000	$3,100	$2,400	$1,500

VIP Consumer Staples Portfolio	$36,000	$3,100	$2,400	$1,500

VIP Energy Portfolio	$36,000	$3,100	$2,600	$1,500

VIP Financial Services Portfolio	$37,000	$3,100	$2,400	$1,500

VIP Health Care Portfolio	$39,000	$3,300	$2,400	$1,600

VIP Industrials Portfolio	$36,000	$3,100	$2,400	$1,500

VIP Materials Portfolio	$36,000	$3,100	$2,400	$1,500

VIP Real Estate Portfolio	$44,000	$3,800	$3,500	$1,800

VIP Technology Portfolio	$41,000	$3,400	$2,400	$1,700

VIP Utilities Portfolio	$35,000	$3,000	$2,400	$1,500

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX K

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

PWC

	December 31, 2019A	December 31, 2018A

Audit-Related Fees	$7,705,000	$7,930,000

Tax Fees	$10,000	$20,000

All Other Fees	$–	$–

Deloitte Entities

	December 31, 2019A	December 31, 2018A

Audit-Related Fees	$290,000	$5,000

Tax Fees	$5,000	$5,000

All Other Fees	$–	$–

A	Amounts may reflect rounding.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

K-1

APPENDIX L

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Trust/Firm	Fiscal Year End	Aggregate Non-Audit FeesA

VARIABLE INSURANCE PRODUCTS FUND

Deloitte Entities	December 31, 2019	$585,000

PwC	December 31, 2019	$12,405,000

Deloitte Entities	December 31, 2018	$490,000

PwC	December 31, 2018	$11,180,000

VARIABLE INSURANCE PRODUCTS FUND II

Deloitte Entities	December 31, 2019	$630,000

PwC	December 31, 2019	$12,365,000

Deloitte Entities	December 31, 2018	$535,000

PwC	December 31, 2018	$11,140,000

VARIABLE INSURANCE PRODUCTS FUND III

Deloitte Entities	December 31, 2019	$615,00

PwC	December 31, 2019	$12,365,000

Deloitte Entities	December 31, 2018	$520,000

PwC	December 31, 2018	$11,135,000

VARIABLE INSURANCE PRODUCTS FUND IV

PwC	December 31, 2019	$12,430,000

PwC	December 31, 2018	$11,205,000

A	Amounts may reflect rounding.

L-1

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2020 FMR LLC. All rights reserved.

VIP Contrafund, VIP Equity-Income, VIP Freedom 2010 Portfolio, VIP Freedom 2020 Portfolio, VIP Freedom 2025 Portfolio, VIP Freedom 2030 Portfolio, VIP Freedom 2035 Portfolio, VIP Freedom 2040 Portfolio, VIP Investor Freedom 2020 Portfolio, VIP Investor Freedom 2025 Portfolio, and VIP Investor Freedom 2030 Portfolio are service marks of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

The term “VIP” as used in this document refers to Fidelity® Variable Insurance Products.

1.9898172.100	VIPEQ-PXS-0320

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 245 Summer Street, Boston, MA 02210, on June 9, 2020 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
FID_31198_040120_I
FUNDS    FUNDS FUNDS
Fund Name1    Fund Name2 Fund Name3
Fund Name4    Fund Name5 Fund Name6
Fund Name7    Fund Name8 Fund Name9
Fund Name10    Fund Name11 Fund Name12
Fund Name13    Fund Name14 Fund Name15
Fund Name16    Fund Name17 Fund Name18
Fund Name19    Fund Name20 Fund Name21
Fund Name22    Fund Name23 Fund Name24
Please refer to the Proxy Statement discussion of each of these matters.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSALS 1 AND 2.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X
Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:
1.    To elect a Board of Trustees.
01. Dennis J. Dirks 02. Donald F. Donahue 03. Bettina Doulton 04. Vicki L. Fuller
05. Patricia L. Kampling 06. Alan J. Lacy 07. Ned C. Lautenbach 08. Robert A. Lawrence
09. Joseph Mauriello 10. Cornelia M. Small 11. Garnett A. Smith 12. David M. Thomas
13. Susan Tomasky 14. Michael E. Wiley
INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided below:

2.    For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy.
To Vote All Funds For                To Vote All Funds Against                To Abstain Votes For All Funds                , or vote separately by Funds below
FOR                AGAINST    ABSTAIN                     FOR                AGAINST    ABSTAIN
01 Fund Name1    ☐ ☐ ☐ 02 Fund Name2 ☐ ☐ ☐
03 Fund Name3    ☐ ☐ ☐ 04 Fund Name4 ☐ ☐ ☐
05 Fund Name5    ☐ ☐ ☐ 06 Fund Name6 ☐ ☐ ☐
07 Fund Name7    ☐ ☐ ☐ 08 Fund Name8 ☐ ☐ ☐
09 Fund Name9    ☐ ☐ ☐ 10 Fund Name10 ☐ ☐ ☐
11 Fund Name11    ☐ ☐ ☐ 12 Fund Name12 ☐ ☐ ☐
13 Fund Name13    ☐ ☐ ☐ 14 Fund Name14 ☐ ☐ ☐
15 Fund Name15    ☐ ☐ ☐ 16 Fund Name16 ☐ ☐ ☐
17 Fund Name17    ☐ ☐ ☐
Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.
Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
    xxxxxxxxxxxxxx                xxxxxxxxxxxxxx                 xxxxxxxxxxxxxx                FID2

Fidelity INVESTMENTS

PO Box 28015
Albuquerque, NM 87125-8015

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

VOTE BY MAIL
Vote, Sign and Mail in the enclosed
Business Reply Envelope.
No postage necessary.

FID_31198_040120_C

1. **To elect a Board of Trustees.**

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

____

+

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, William C. Coffey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 245 Summer Street, Boston, MA 02210, on June 9, 2020 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
FID_31198_040120_C
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X
Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2:
1.    To elect a Board of Trustees.
01. Dennis J. Dirks
02. Donald F. Donahue
03. Bettina Doulton 04. Vicki L. Fuller
05. Patricia L. Kampling 06. Alan J. Lacy 07. Ned C. Lautenbach 08. Robert A. Lawrence
09. Joseph Mauriello 10. Cornelia M. Small 11. Garnett A. Smith 12. D avid M. Thomas
13. Susan Tomasky 14. Michael E. Wiley
INSTRUCTIONS: To withhold authority to vote for any individual Trustee nominee(s), mark the “FOR ALL EXCEPT” box and write the name of the nominee(s) for which you would like to withhold authority on the line provided below:
2.    For certain funds, to convert a fundamental investment policy to a non-fundamental investment policy.
To Vote All For                To Vote All Against                To Vote all Abstain

Please refer to the Proxy Statement discussion of each of these matters.
IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE
VOTED
FOR
PROPOSALS 1 AND 2.
As to any other matter, said attorneys shall vote in accordance with their best judgment. .
Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.
Date (mm/dd/yyyy) — Please print date below    Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box
Scanner bar code
xxxxxxxxxxxxxx                xxxxxxxxxxxxxx                 xxxxxxxxxxxxxx                FID1

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Shareholder:

You consented to receiving your proxy materials over the internet by registering your e-mail address and other information with Fidelity Investments. Regrettably, the electronic notification that was sent to you for the upcoming Special Meeting of Shareholders was returned to us as undeliverable.

Enclosed please find proxy materials regarding the upcoming Special Meeting.

We appreciate your interest in this program and hope that you will visit Fidelity’s website to update your e-mail address.

Computershare Fund Services, Independent Tabulator of Fidelity Investments

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a PIN when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?

A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top

Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top

Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.

Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top

Q:	I used to enter a PIN when voting proxy, why is this now no longer required?

A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top

Q:	I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Return to Proxy Materials

620855.5.0

Proxy Voting Q&A posted on institutional.fidelity.com

Learn More

•	What is Proxy Voting?

•	When will I receive the information I need to vote?

•	How can I submit a proxy vote?

•	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

•	I used to enter a control number when voting proxy, why is this now no longer required?

•	I voted and I would like to change my vote, is this possible?

•	When can I expect to receive proxy materials?

Q:	What is Proxy Voting?

A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?

A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?

A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?

A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on “Request copy of shareholder materials,” on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098.

If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on “click here” a window appears where they can change their edelivery preferences on institutional.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?

A:

By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?

A:

Yes, you can vote again using the “Voted” link in the “Action” column as long as voting is still open for that holding. The latest vote cast will be recorded and the “Last Action Taken” date will update. If you do not complete the process of re-voting, the last vote cast remains on record.